UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 26, 2006

Super Vision International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23590	59-3046866
(Commission File Number)	(IRS Employer Identification No.)

8210 President’s Drive, Orlando, Florida	32809
(Address of Principal Executive Offices)	(Zip Code)

(407) 857-9900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

On February 1, 2006 the Company announced that David J. Feldman stepped down as a director of the Company effective January 26, 2006. A copy of the related press release is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 5.02(b).

(d)

On February 1, 2006, the Company announced the appointment of Michael Bauer as a director of the Company and a member of the strategic initiatives committee of the Board, effective January 26, 2005. Mr. Bauer fills a vacancy on the Company’s Board of Directors. A copy of the related press release is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 5.02(d).

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by Super Vision International, Inc. on February 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 1, 2006	SUPER VISION INTERNATIONAL, INC.

/s/ Danilo A. Regalado
	Name:	Danilo A. Regalado
	Title:	Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Super Vision International, Inc. on February 1, 2006.